UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2006
                                                          -------------

                          ROCKY MOUNTAIN MINERALS, INC
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wyoming                         0-9060                  83-0221102
 ---------------------------            ----------             ---------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


2480 North Tolemac Way, Prescott, Arizona                86305
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(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450
                                                           --------------

                                      N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
             Appointment of Principal Officers.

     On July 31, 2006, Rocky Mountain Minerals, Inc (RMMI) received notification from Ernest Geoffrey Albers of his resignation from the Company. Mr. Albers has resigned due to scaling back of his corporate activities. Mr. Albers leaves on good terms from the Company. Effective July 31, 2006, the Board of Directors has elected Mark A. Muzzin as a Director, President and Chairman of the Company.

     Mr. William Ray Hill has resigned as President of the Company to make way for the appointment of Mr. Muzzin as President.

     Mr. Muzzin is 43 years of age and has 20 years commercial experience. He holds a B.A. degree from Latrobe University, Melbourne, Australia. His career started in the mid eighties with a London stock broking firm. He has consulted for two major banks in Australia in the share custodian area. He has been involved in many capital raising activities for resource companies in Australia and is a consultant to various oil and gas companies. He is a member of the Petroleum Exploration Society of Australia.

     Mr. Muzzin is also a director of Australian Oil & Gas Corporation, a Delaware incorporated Company, and its subsidiary, Alpha Oil & Natural Gas Pty Ltd, which is incorporated in Australia. He is also a director of Goldsborough Limited and its subsidiary Goldsborough Energy Pty Ltd, both companies incorporated in Australia.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Rocky Mountain Minerals, Inc.

Date: July 31, 2006                 By: /s/ W. Ray Hill
                                        -----------------------------
                                        W. Ray Hill
                                        Director


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